Intangible Assets, Net - Schedule of Estimated Amortization Expense (Detail) In Thousands, unless otherwise specified	Dec. 31, 2013 USD ($)	Dec. 31, 2013 CNY	Dec. 31, 2012 CNY
Goodwill And Intangible Assets Disclosure [Abstract]
2014	$ 109	659
2015	109	659
2016	109	659
2017	109	659
2018 and thereafter	122	741
Intangible assets, net	$ 558	3,377	2,229